                                                                    EXHIBIT 99.6


                            PARADYNE VOTING AGREEMENT


         THIS PARADYNE VOTING AGREEMENT (this "Agreement") is made and entered into as of December 27, 2001 by and between Elastic Networks Inc., a Delaware corporation ("Elastic"), and the undersigned stockholder ("Stockholder") of Paradyne Networks, Inc., a Delaware corporation ("Paradyne").


                                    RECITALS

         A. Concurrently with the execution and delivery hereof, Paradyne, Phoenix Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Paradyne ("Sub"), and Elastic are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger (the "Merger") of Sub with and into Elastic in accordance with its terms.

         B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of Paradyne and shares subject to outstanding options as is indicated on the signature page of this Agreement.

         C. In consideration of the execution and delivery of the Merger Agreement by Elastic, Stockholder (in Stockholder's capacity as such) desires to agree to vote the Shares (as defined herein) and other such shares of capital stock of Paradyne over which Stockholder has voting power so as to facilitate the consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

         1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

                  (a) "Expiration Date" means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 10 thereof, or (ii) the completion of the Paradyne Stockholders' Meeting, as it may be adjourned or postponed from time to time.

                  (b) "Person" means any individual, corporation, limited liability company, general or limited partnership, unincorporated association, joint venture, or other business enterprise or entity.

                  (c) "Paradyne Common Stock" means the shares of common stock, $0.001 par value per share, of Paradyne.

                  (d) "Shares" means (i) all shares of Paradyne Common Stock and other voting securities of Paradyne owned, beneficially or of record, by Stockholder as of the date


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hereof, and (ii) all additional shares of Paradyne Common Stock and other voting securities of Paradyne acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date.

                  (e) "Transfer" means, with respect to any security, to directly or indirectly (i) sell, pledge, grant an option exercisable before the Effective Time to sell, transfer or dispose of such security, or (ii) enter into an agreement, commitment or other arrangement to sell, pledge, grant an option exercisable before the Effective Time to sell, transfer or dispose of such security.

         2.       Transfer Restrictions.

                  (a) Transfer of Shares. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except as the result of the death of the Stockholder (if the Stockholder is a natural person), Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be Transferred shall have: (i) executed a counterpart of this Agreement and the Proxy (as defined in Section 4 hereof), and (ii) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

                  (b) Transfer of Voting Rights. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

         3. Agreement to Vote Shares. Prior to the Expiration Date, at every meeting of the stockholders of Paradyne called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Paradyne, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and shall cause the Shares to be voted in favor of the Paradyne Stockholder Proposals.

         4. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Elastic an Irrevocable Proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law and coupled with an interest, with respect to the Shares.

         5. Representations and Warranties of the Stockholder. Stockholder hereby represents and warrants to Elastic as follows: (i) Stockholder is the beneficial or record owner of the shares of Paradyne Common Stock indicated on the signature page of this Agreement, free and clear of any Liens, (ii) Stockholder does not beneficially own any securities of Paradyne other than the shares of Paradyne Common Stock and options to purchase shares of Paradyne Common Stock set forth on the signature page of this Agreement, and (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

         6. Additional Documents. Stockholder (in Stockholder's capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Elastic, to carry out the intent of this Agreement.

         7. Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the Expiration Date.

         8. Severability. If any term or other provision of this Agreement is held invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         9. Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, upon the death of the Stockholder (if the Stockholder is a natural person), his estate, provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without prior written consent of the other party hereto.

         10. Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided that any provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof by a writing signed by such party or an authorized representative thereof.

         11. Specific Performance; Injunctive Relief. The parties hereto acknowledge that Elastic shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Therefore, Stockholder hereby agrees that, in addition to any other remedies that may be available to Elastic upon any such violation, Elastic shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Elastic at law or in equity.

         12. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

          If to Elastic:            Elastic Networks Inc.
                                    6120 Windward Parkway, Suite 100
                                    Alpharetta, Georgia 30005
                                    Attention: Darrell E. Borne
                                    Telephone: (678) 297-3100
                                    Facsimile: (678) 566-5090

          and to:                   Hunton & Williams
                                    Bank of America Plaza, Suite 4100
                                    600 Peachtree Street, N.E.
                                    Atlanta, Georgia 30308-2216
                                    Attention: W. Tinley Anderson, III
                                               Charles F. Hollis, III
                                    Telephone: (404) 888-4000
                                    Facsimile: (404) 888-4190

          If to Stockholder:        To the address for notice set forth on the
                                    signature page hereof.

          and to:                   Paradyne Networks, Inc.
                                    8545 126th Avenue North
                                    Largo, Florida 33773
                                    Attention: Patrick Murphy
                                    Telephone: (727) 530-2000
                                    Facsimile: (727) 530-2210

          and to:                   Alston & Bird LLP
                                    One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309-3424
                                    Attention: Bryan E. Davis
                                               Richard J. Oelhafen, Jr.
                                    Telephone: (404) 881-7000
                                    Facsimile: (404) 881-4777


                  (a) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

                  (b) Entire Agreement. This Agreement and the Proxy, together with the documents expressly referred to herein, contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  (c) Officers and Directors. To the extent that Stockholder is or becomes (during the term hereof) a director or officer of Paradyne, he or she makes no agreement or understanding herein in his or her capacity as such director or officer, and nothing herein shall limit or affect, or give rise to any liability to Stockholder by virtue of, any actions taken by Stockholder in his or her capacity as an officer or director of Paradyne in exercising its rights under the Merger Agreement.

                  (d) Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ELASTIC NETWORKS INC.:           STOCKHOLDER:

By:                              TPG Partners, L.P.
      ---------------------
Name:                            By: TPG GenPar, L.P.
      ---------------------      Its: General Partner

Title:
      ---------------------
                                 By: TPG Advisors, Inc.
                                 Its: General Partner


                                 -------------------------------------
                                 By:
                                 Its:

                                 Address:

                                 201 Main Street
                                 Suite 2420
                                 Fort Worth, Texas 76102

                                 Telephone: (817) 871-4000

                                 Shares Beneficially Owned:

                                 9,534,161 shares of Paradyne Common
                                 Stock

                                 0 shares of Paradyne Common Stock
                                 issuable upon the exercise of outstanding options

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.


ELASTIC NETWORKS INC.:                STOCKHOLDER:

By:                                   TPG Parallel I, L.P.
      --------------------------

Name:                                 By: TPG GenPar, L.P.
      --------------------------      Its: General Partner

Title:
      --------------------------      By: TPG Advisors, Inc.
                                      Its: General Partner


                                      --------------------------------------
                                      By:
                                      Its:

                                      Address:

                                      201 Main Street
                                      Suite 2420
                                      Fort Worth, Texas 76102

                                      Telephone: (817) 871-4000

                                      Shares Beneficially Owned:

                                      950,727 shares of Paradyne Common
                                      Stock

                                      0 shares of Paradyne Common Stock
                                      issuable upon the exercise of outstanding options

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ELASTIC NETWORKS INC.:                      STOCKHOLDER:

By:                                         Communications GenPar, Inc.
   -----------------------------------
Name:
     ---------------------------------
                                            ------------------------------------
Title:                                      By:
      --------------------------------      Its:

                                            Address:

                                            201 Main Street
                                            Suite 2420
                                            Fort Worth, Texas 76102

                                            Telephone: (817) 871-4000

                                            Shares Beneficially Owned:

                                            165,337 shares of Paradyne Common
                                            Stock

                                            0 shares of Paradyne Common Stock
                                            issuable upon the exercise of
                                            outstanding options

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ELASTIC NETWORKS INC.:                  STOCKHOLDER:

By:                                     TPG GenPar, L.P.
   -------------------------------
Name:                                   By: TPG Advisors, Inc.
     -----------------------------      Its: General Partner
Title:
      ----------------------------

                                        ---------------------------------------
                                        By:
                                        Its:

                                        Address:

                                        201 Main Street
                                        Suite 2420
                                        Fort Worth, Texas 76102

                                        Telephone: (817) 871-4000

                                        Shares Beneficially Owned:

                                        212,034 shares of Paradyne Common Stock

                                        0 shares of Paradyne Common Stock
                                        issuable upon the exercise of
                                        outstanding options

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ELASTIC NETWORKS INC.:               STOCKHOLDER:

By:                                  TPG Equity Partners, L.P.
   ----------------------------
Name:                                By: TPG Advisors, Inc.
     --------------------------      Its: General Partner
Title:
      -------------------------

                                     -----------------------------------------
                                     By:
                                     Its:

                                     Address:

                                     201 Main Street
                                     Suite 2420
                                     Fort Worth, Texas 76102

                                     Telephone: (817) 871-4000

                                     Shares Beneficially Owned:

                                     84,885 shares of Paradyne Common Stock

                                     0 shares of Paradyne Common Stock
                                     issuable upon the exercise of outstanding options

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ELASTIC NETWORKS INC.:              STOCKHOLDER:

By:                                 FOF Partners, L.P.
   ---------------------------
Name:                               By: TPG Advisors, Inc.
     -------------------------      Its: General Partner
Title:
      ------------------------

                                    --------------------------------------
                                    By:
                                    Its:

                                    Address:

                                    201 Main Street
                                    Suite 2420
                                    Fort Worth, Texas 76102

                                    Telephone: (817) 871-4000

                                    Shares Beneficially Owned:

                                    35,726 shares of Paradyne Common Stock

                                    0 shares of Paradyne Common Stock
                                    issuable upon the exercise of outstanding options

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder of Paradyne Networks, Inc., a Delaware corporation ("Paradyne"), does hereby irrevocably (to the fullest extent permitted by law) appoint Elastic Networks Inc. ("Elastic") and each of its officers, and any of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock and any other voting securities of Paradyne that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares of capital stock or other voting securities of Paradyne issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of Paradyne as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to that certain Paradyne Voting Agreement of even date herewith by and among Elastic, and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Elastic entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Paradyne, Phoenix Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Paradyne ("Sub") and Elastic. The Merger Agreement provides for the merger (the "Merger") of Sub with and into Elastic in accordance with its terms. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated by either Paradyne or Elastic pursuant to Article 10 thereof, and (ii) the completion of the Phoenix Stockholders' Meeting (as defined in the Merger Agreement), as it may be adjourned or postponed from time to time.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of stockholders of Paradyne, and in every written consent in lieu of such meeting, as and to the extent provided in Section 3 of the Voting Agreement.

         The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned is executing this Irrevocable Proxy only in its capacity as a stockholder. Such signature in no way affects its obligations as an officer or director of Paradyne.

         This Irrevocable Proxy is coupled with an interest and is irrevocable (to the fullest extent permitted by applicable law). This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.



Dated:  December ____, 2001


                                        By:
                                            ------------------------------------
                                                          Stockholder

                                        Shares Beneficially Owned:

                                        ______ shares of Paradyne Common Stock

                                        ______ shares of Paradyne Common Stock
                                        issuable upon the exercise of
                                        outstanding options